UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) February 8, 2008

Cohesant Technologies, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-13484	34-1775913
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
5845 W. 82nd Street, Suite 102 Indianapolis, Indiana	46278
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (317) 871-7611

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On February 8, 2008, Cohesant Technologies Inc. reported its operating results for the fourth quarter and twelve months ended November 30, 2007. The Press Release is attached hereto as Exhibit 99.1

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit 99.1 furnished pursuant to Item 2.02 is not to be considered "filed" under the Securities Exchange Act of 1934, as amended ("Exchange Act"), and shall not be incorporated by reference into any of Cohesant Technologies Inc.’s previous or future filings under the Securities Act of 1933, as amended, or the Exchange Act.

(c) Exhibits.

99.1 - Press Release dated February 8, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COHESANT TECHNOLOGIES INC.

Date:	February 8, 2008	By:	/s/ Robert W. Pawlak
Robert W. Pawlak, Chief Financial Officer